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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

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              (Date of Report (Date of earliest event reported)):


                               SEPTEMBER 16, 2005

                  CORPORATE PROPERTY ASSOCIATES 12 INCORPORATED
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             (Exact name of registrant as specified in its charter)



           MARYLAND                   033-68728                  13-3726306
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)         Identification Number)


              50 ROCKEFELLER PLAZA
                  NEW YORK, NY                                       10020
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    (Address of principal executive offices)                      (Zip Code)



                                 (212) 492-1100
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              (Registrant's telephone number, including area code)


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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On September 16, 2005, James D. Price was elected to the Board of Directors of Corporate Property Associates 12 Incorporated (the "registrant"). Mr. Price will serve as a independent director on the Audit Committee of the Board of Directors of the registrant. Mr. Price has over 37 years of real estate experience in the U.S. and foreign markets, including significant experience in structuring mortgage loans, leveraged leases, credit leases and securitizations involving commercial and industrial real estate. Mr. Price is the President of Price & Marshall, Inc., a corporate equipment and real estate financing boutique which he founded in 1993. From March 1990 to October 1993, he worked at Bear Stearns & Co., Inc, where he structured and negotiated securitizations of commercial mortgages and corporate financings of real and personal property. From March 1985 to March 1990, he served as a Managing Director at Drexel Burnham Lambert Incorporated and as an Executive Vice President at DBL Realty, its real estate division. He also served in various capacities at Merrill Lynch & Co., including serving as manager of the Private Placement Department from 1970 to 1980, as a founder of Merrill Lynch Leasing, Inc. in 1976 and as Chairman of the Merrill Lynch Leasing, Inc. Investment Committee from 1976 to 1982.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 CORPORATE PROPERTY ASSOCIATES 12 INCORPORATED



Date: September 20, 2005         By: /s/ Claude Fernandez
                                     -----------------------------------
                                     Claude Fernandez
                                     Managing Director and acting Chief
                                     Financial Officer (acting Principal
                                     Financial Officer)